UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-02280)

Exact name of registrant as specified in charter:	Putnam Convertible Securities Fund

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2019

Date of reporting period:	November 1, 2018 — April 30, 2019

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam INVESTMENTS

Putnam Convertible Securities Fund

Semiannual report
4 | 30 | 19

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Value funds look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

FUND SYMBOL
CLASS A
PCONX

Putnam
Convertible Securities
Fund

Semiannual report
4 | 30 | 19

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

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Message from the Trustees

June 7, 2019

Dear Fellow Shareholder:

If there is any lesson to be learned from constantly changing financial markets, it is the importance of positioning your investment portfolio for your long-term goals. We believe that one strategy is to diversify across different asset classes and investment approaches.

We also believe your mutual fund investment offers a number of advantages, including constant monitoring by experienced investment professionals who maintain a long-term perspective. Putnam’s portfolio managers and analysts take a research-intensive approach that includes risk management strategies designed to serve you through changing conditions.

Another key strategy, in our view, is seeking the counsel of a financial advisor. For over 80 years, Putnam has recognized the importance of professional investment advice. Your financial advisor can help in many ways, including defining and planning for goals such as retirement, evaluating the level of risk appropriate for you, and reviewing your investments on a regular basis and making adjustments as necessary.

As always, your fund’s Board of Trustees remains committed to protecting the interests of Putnam shareholders like you, and we thank you for investing with Putnam.

Two different investment objectives — seeking current income and seeking capital appreciation potential — typically dictate an investor’s preference for bonds or stocks. But with Putnam Convertible Securities Fund, investors can pursue both of these objectives at the same time.

Hybrid securities with the characteristics of stocks and bonds

Typically issued as bonds or preferred stock, convertibles offer investors the ability to “convert” their convertible shares into shares of common stock. This feature allows investors to profit from the potential price appreciation of the convertible issuer’s underlying stock. At the same time, convertibles offer both income potential and downside protection through their fixed-income characteristics.

Convertibles have helped investors participate in stock market rallies and avoid the worst of major stock declines (7/1/95–4/30/19)

Source: Putnam, as of 4/30/19. All returns are annualized. Index performance is not indicative of Putnam fund performance or a guarantee of future results. You cannot invest in an index.

2 Convertible Securities Fund

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 9–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the ICE BofAML U.S. Convertible Index, was introduced on 12/31/87, which post-dates the inception of the fund’s class A shares.

† Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 4/30/19. See above and pages 9–11 for additional fund performance information. Index descriptions can be found on page 16.

Convertible Securities Fund 3

Rob has an M.B.A. from the Booth School of Business, University of Chicago, and a B.S. from The Wharton School, University of Pennsylvania. He joined Putnam in 2000 and has been in the investment industry since 1986.

Anthony has a B.S. in International Business from Merrimack College. He has been in the investment industry since he joined Putnam in 2004.

What was the market environment like for the six-month period ended April 30, 2019?

ROB Despite the market correction in the final months of 2018, convertible securities enjoyed strong performance. When the period began, the markets were under pressure as investors wrestled with fears about global growth, the U.S. trade dispute with China, and the pace of the Federal Reserve’s monetary tightening. With investors becoming more cautious in their outlook, higher-risk equity and fixed-income investments sold off sharply.

As expected, the Federal Reserve raised its short-term benchmark rate at its December policy meeting. However, shortly afterward, the Fed surprised investors with its more dovish comments that acknowledged a number of cross-currents emerging that warranted a reduction in hikes in 2019. In January 2019, Fed Chair Jerome Powell signaled that the impasses over U.S. trade and government budget negotiations, as well as slower growth in Europe and China, warranted a patient approach to future rate increases. With inflationary pressure tame and the pace of U.S. growth slowing, the Fed indicated in late March that no further rate hikes were expected in 2019.

4 Convertible Securities Fund

Allocations are shown as a percentage of the fund’s net assets as of 4/30/19. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 4/30/19. Short-term investments, and derivatives, if any, are excluded. Holdings may vary over time.

Convertible Securities Fund 5

The Fed’s dovish comments and optimism over a U.S.–China trade agreement helped spark the S&P 500 Index’s largest first-quarter gain since 2009 — a return of 13.65%. Global growth concerns also eased during the quarter. Oil prices recovered, China reduced taxes and boosted credit for small businesses to stimulate its economy, and 2018’s fourth-quarter earnings came in better than expected. The S&P 500 Index closed out the reporting period with a gain of 9.76%.

With interest-rate expectations lowered, fixed-income markets also moved higher. Returns were not as striking as those in the equity markets, but still noteworthy. The JPMorgan Developed High Yield Index and the Bloomberg Barclays U.S. Aggregate Bond Index returned 5.55% and 5.49%, respectively, for the period. Reflecting the market’s anticipation of the Fed’s hiatus in normalizing interest rates, the yield on the benchmark 10-year Treasury fell from 3.14% at the beginning of the period on November 1, 2018, to 2.50% by period-end on April 30, 2019.

Fueled by the momentum of January’s strong 7.05% result, the ICE BofAML U.S. Convertible Index [the benchmark] delivered a return of 9.29% for the period. Ten of the 12 sectors within the convertibles index delivered positive performance, led by conglomerates, technology and consumer staples. Energy and basic materials were the only negative performing sectors in the index.

How did Putnam Convertible Securities Fund perform during the reporting period?

ANTHONY The fund solidly outperformed its benchmark and the average return of funds in its Lipper peer group. At the sector level, overweight positioning and security selection within the outperforming technology sector were the top contributors to relative performance. The fund’s overweight exposure to Okta and Alteryx was especially beneficial. Security selection within consumer cyclicals — particularly our avoidance of Tesla — and communication services also added to performance.

Underweight positioning in the financials sector was the largest relative detractor, along with security selection in capital goods.

What investment decisions aided the fund’s performance relative to the benchmark during the period?

ROB Our decision to avoid investing in Tesla was the biggest contributor to performance. The company missed earnings projections for the first quarter of 2019 due to lower electric vehicle sales compared with the prior quarter. The decline in Tesla’s first-quarter production and subsequent decision to reduce its workforce by approximately 7% led to a sell-off in the underlying stock. Investors were also concerned about the drain on the company’s cash reserves and the possibility of raising capital through a stock offering.

An overweight position in Okta, a software company that develops cloud-based identity and access management products, was another key contributor to performance. Okta’s software helps businesses manage and secure user authentication for internal employees and external customers. The company announced strong results for its fiscal year ended January 31, 2019, with revenue growth of 56% compared with the prior year and rolled out a new advanced server just before the close of the period.

The fund’s overweight exposure to the outperforming Alteryx was rewarding as well. Alteryx is a data storage management company that uses

6 Convertible Securities Fund

data science and analytics to help its clients turn their data into actionable information to enhance business results. The company’s first-quarter 2019 earnings results grew over 50% from the first quarter of 2018.

What decisions detracted from returns relative to the benchmark?

ANTHONY The fund’s lack of exposure to outperforming Advanced Micro Devices, a large-cap technology company focused on semiconductors, was a drag on results. The company continues to take market share from its larger rival Intel and has received positive press in advance of upcoming product launches.

Microchip Technology, a producer of micro-controller, mixed-signal, analog, and Flash-IP integrated circuits, performed very well for the period given the positive outlook for the company. However, our decision to limit the fund’s investments in this semiconductor manufacturer weighed on our results relative to the benchmark. Finally, the fund’s overweight positioning in Carbonite, a software company specializing in data protection, proved disappointing when the company missed its revenue target due to slowing legacy product sales during the period. We remain upbeat about both companies’ longer-term prospects and held the positions at period-end.

What is your outlook for the coming months?

ROB Dovish commentary from the Fed has led to rising equity prices. Meanwhile, corporate earnings have been relatively positive. Against this backdrop, we see a balanced environment in which an accommodative Fed and continued moderate growth in U.S. corporate profits may somewhat offset the potential effects of slower economic growth in Europe and China and the possible fallout from trade tariffs.

We’ll continue to trim winners, especially those that have enjoyed a period of outperformance, as well as convertibles with heightened sensitivity to their underlying equities. In turn, we will redeploy the sale proceeds into what we view as more balanced securities that are not tied to large macroeconomic biases or issuer concentration.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Convertible Securities Fund 7

ANTHONY During the period, convertibles continued to demonstrate their positively skewed return profile of greater upside tracking and downside protection that investors expect from the asset class. During the sell-off in the fourth quarter of 2018, convertibles outperformed equities — suffering only 53% of the downside experienced by their underlying equities. During the powerful rally in the first quarter of 2019, convertibles tracked 75% of the upside returns of the S&P 500 Index and outperformed most fixed-income indices. We believe this performance underscores the attractiveness of the asset class for investors seeking current income and capital appreciation, while also lowering portfolio volatility.

Thank you, gentlemen, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

8 Convertible Securities Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2019, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class I, R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 4/30/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (6/29/72)
Before sales charge	9.71%	193.53%	11.37%	37.01%	6.50%	41.27%	12.21%	10.83%	11.35%
After sales charge	9.57	176.65	10.71	29.13	5.25	33.15	10.01	4.45	4.95
Class B (7/15/93)
Before CDSC	9.52	176.38	10.70	31.92	5.70	38.07	11.35	10.00	10.92
After CDSC	9.52	176.38	10.70	29.93	5.38	35.07	10.54	5.15	6.01
Class C (7/26/99)
Before CDSC	9.53	172.41	10.54	31.94	5.70	38.13	11.37	10.01	10.93
After CDSC	9.53	172.41	10.54	31.94	5.70	38.13	11.37	9.04	9.94
Class I (3/3/15)
Net asset value	9.84	202.86	11.72	39.49	6.88	42.88	12.63	11.24	11.56
Class M (3/13/95)
Before sales charge	9.05	179.23	10.81	33.60	5.96	39.13	11.64	10.26	11.06
After sales charge	8.97	169.45	10.42	28.92	5.21	34.26	10.32	6.40	7.17
Class R (12/1/03)
Net asset value	9.43	186.25	11.09	35.26	6.23	40.19	11.92	10.56	11.22
Class R6 (5/22/18)
Net asset value	9.83	201.33	11.66	38.78	6.77	42.37	12.50	11.20	11.50
Class Y (12/30/98)
Net asset value	9.83	201.12	11.65	38.69	6.76	42.28	12.47	11.12	11.46

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class I, R, R6 and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class I and R6 shares prior to their inception is derived from the historical performance

Convertible Securities Fund 9

of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class I and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

Comparative index returns For periods ended 4/30/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
ICE BofAML U.S.
Convertible Index	—*	218.92%	12.30%	45.01%	7.72%	42.55%	12.54%	10.96%	9.29%
Lipper Convertible
Securities Funds	9.70%	175.49	10.60	37.21	6.49	37.89	11.25	9.74	9.49
category average†

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* The fund’s benchmark, the ICE BofAML U.S. Convertible Index, was introduced on 12/31/87, which post-dates the inception of the fund’s class A shares.

† Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 4/30/19, there were 81, 79, 77, 60, 45, and 1 fund(s), respectively, in this Lipper category.

Fund performance as of most recent calendar quarter Total return for periods ended 3/31/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (6/29/72)
Before sales charge	9.65%	211.97%	12.05%	32.13%	5.73%	38.14%	11.37%	6.19%	0.83%
After sales charge	9.51	194.03	11.39	24.53	4.48	30.19	9.19	0.08	–4.97
Class B (7/15/93)
Before CDSC	9.46	193.75	11.38	27.28	4.94	35.10	10.55	5.43	0.47
After CDSC	9.46	193.75	11.38	25.36	4.62	32.10	9.72	0.78	–3.99
Class C (7/26/99)
Before CDSC	9.47	189.53	11.22	27.28	4.94	35.06	10.54	5.44	0.48
After CDSC	9.47	189.53	11.22	27.28	4.94	35.06	10.54	4.51	–0.41
Class I (3/3/15)
Net asset value	9.78	221.91	12.40	34.57	6.12	39.78	11.81	6.63	1.02
Class M (3/13/95)
Before sales charge	9.00	196.77	11.49	28.89	5.21	36.11	10.82	5.72	0.61
After sales charge	8.91	186.38	11.09	24.38	4.46	31.35	9.51	2.02	–2.91
Class R (12/1/03)
Net asset value	9.38	204.15	11.77	30.47	5.46	37.12	11.10	5.95	0.70
Class R6 (5/22/18)
Net asset value	9.77	220.27	12.34	33.89	6.01	39.28	11.68	6.54	1.00
Class Y (12/30/98)
Net asset value	9.77	220.05	12.34	33.80	6.00	39.18	11.65	6.47	0.96

See the discussion following the fund performance table on page 9 for information about the calculation of fund performance.

10 Convertible Securities Fund

Fund price and distribution information For the six-month period ended 4/30/19

Distributions	Class A		Class B	Class C	Class I	Class M		Class R	Class R6	Class Y
Number	2		2	2	2	2		2	2	2
Income	$0.240		$0.142	$0.148	$0.285	$0.178		$0.208	$0.281	$0.271
Capital gains
Long-term
gains	2.442		2.442	2.442	2.442	2.442		2.442	2.442	2.442
Short-term
gains	0.090		0.090	0.090	0.090	0.090		0.090	0.090	0.090
Total	$2.772		$2.674	$2.680	$2.817	$2.710		$2.740	$2.813	$2.803
	Before	After	Net	Net	Net	Before	After	Net	Net	Net
	sales	sales	asset	asset	asset	sales	sales	asset	asset	asset
Share value	charge	charge	value	value	value	charge	charge	value	value	value
10/31/18	$25.23	$26.77	$24.70	$24.93	$25.24	$24.95	$25.85	$25.11	$25.23	$25.22
4/30/19	24.87	26.39	24.29	24.54	24.88	24.56	25.45	24.74	24.86	24.85
Current rate	Before	After	Net	Net	Net	Before	After	Net	Net	Net
(end of	sales	sales	asset	asset	asset	sales	sales	asset	asset	asset
period)	charge	charge	value	value	value	charge	charge	value	value	value
Current
dividend rate[1]	1.93%	1.82%	1.14%	1.24%	2.28%	1.48%	1.43%	1.70%	2.25%	2.17%
Current
30-day
SEC yield[2]	N/A	0.54	–0.15	–0.16	0.94	N/A	0.08	0.33	0.88	0.81

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by NAV or market price at end of period.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Convertible Securities Fund 11

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class I	Class M	Class R	Class R6	Class Y
Total annual operating
expenses for the fiscal year
ended 10/31/18	1.05%	1.80%	1.80%	0.68%	1.55%	1.30%	0.72%*	0.80%
Annualized expense ratio
for the six-month period
ended 4/30/19	1.06%	1.81%	1.81%	0.69%	1.56%	1.31%	0.73%	0.81%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Other expenses are based on expenses of class A shares for the fund’s last fiscal year, restated to reflect the lower investor servicing fees applicable to class R6 shares.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 11/1/18 to 4/30/19. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class I	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.55	$9.47	$9.47	$3.62	$8.16	$6.86	$3.83	$4.25
Ending value (after expenses)	$1,113.50	$1,109.20	$1,109.30	$1,115.60	$1,110.60	$1,112.20	$1,115.00	$1,114.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

12 Convertible Securities Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 4/30/19, use the following calculation method. To find the value of your investment on 11/1/18, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class I	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.31	$9.05	$9.05	$3.46	$7.80	$6.56	$3.66	$4.06
Ending value (after expenses)	$1,019.54	$1,015.82	$1,015.82	$1,021.37	$1,017.06	$1,018.30	$1,021.17	$1,020.78

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Convertible Securities Fund 13

Consider these risks before investing

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions, investor sentiment and market perceptions, government actions, geopolitical events or changes, and factors related to a specific issuer, geography, industry or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. These risks are generally greater for convertible securities issued by small and/or midsize companies. Convertible securities’ prices may be adversely affected by underlying common stock price changes. While convertible securities tend to provide higher yields than common stocks, the higher yield may not protect against the risk of loss or mitigate any loss associated with a convertible security’s price decline. Convertible securities are subject to credit risk, which is the risk that an issuer of the fund’s investments may default on payment of interest or principal. Credit risk is generally greater for below-investment-grade convertible securities. Convertible securities may be less sensitive to interest-rate changes than non-convertible bonds because of their structural features (e.g., convertibility, “put” features). Interest-rate risk is generally greater, however, for longer-term bonds and convertible securities whose underlying stock price has fallen significantly below the conversion price. You can lose money by investing in the fund.

14 Convertible Securities Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class I shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are only available to institutional clients and other investors who meet minimum investment requirements.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

Convertible Securities Fund 15

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

◦ Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

ICE BofAML U.S. Convertible Index is an unmanaged index of high-yield U.S. convertible securities.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

Russell 2000 Index is an unmanaged index of 2,000 small companies in the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

16 Convertible Securities Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2018, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2019, Putnam employees had approximately $507,000,000 and the Trustees had approximately $71,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Convertible Securities Fund 17

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

18 Convertible Securities Fund

The fund’s portfolio 4/30/19 (Unaudited)

	Principal
CONVERTIBLE BONDS AND NOTES (75.1%)*	amount	Value
Aerospace and defense (0.6%)
Kaman Corp. cv. sr. unsec. notes 3.25%, 5/1/24	$3,640,000	$4,129,125
		4,129,125
Biotechnology (6.0%)
BioMarin Pharmaceutical, Inc. cv. sr. unsec. sub. notes
0.599%, 8/1/24	8,980,000	9,231,648
Exact Sciences Corp. cv. sr. unsec. notes 0.375%, 3/15/27	7,999,000	8,984,465
Illumina, Inc. 144A cv. sr. unsec. notes zero %, 8/15/23	8,925,000	9,620,262
Ligand Pharmaceuticals, Inc. 144A cv. sr. sub. unsec. notes
0.75%, 5/15/23	3,953,000	3,425,601
Medicines Co. (The) cv. sr. unsec. notes 2.50%, 1/15/22	8,380,000	9,058,550
Neurocrine Biosciences, Inc. cv. sr. unsec. notes 2.25%, 5/15/24	2,745,000	3,322,768
		43,643,294
Broadcasting (2.1%)
Liberty Media Corp. cv. sr. unsec. bonds 1.375%, 10/15/23	7,426,000	8,672,825
Liberty Media Corp. cv. sr. unsec. notes 1.00%, 1/30/23	5,735,000	6,858,851
		15,531,676
Cable television (1.4%)
DISH Network Corp. cv. sr. unsec. notes 3.375%, 8/15/26	10,972,000	10,064,754
		10,064,754
Capital goods (0.7%)
Dycom Industries, Inc. cv. sr. unsec. notes 0.75%, 9/15/21	5,320,000	5,019,968
		5,019,968
Commercial and consumer services (3.8%)
Euronet Worldwide, Inc. 144A cv. sr. unsec. bonds 0.75%, 3/15/49	5,698,000	6,359,544
Priceline Group, Inc. (The) cv. sr. unsec. unsub. notes
0.35%, 6/15/20	8,490,000	12,131,493
Square, Inc. 144A cv. sr. unsec. notes 0.50%, 5/15/23	7,543,000	9,006,112
		27,497,149
Computers (9.7%)
Akamai Technologies, Inc. 144A cv. sr. unsec. notes 0.125%, 5/1/25	7,146,000	7,564,236
Avid Technology, Inc. cv. sr. unsec. notes 2.00%, 6/15/20	3,294,000	3,211,650
HubSpot, Inc. cv. sr. unsec. notes 0.25%, 6/1/22	3,148,000	6,275,231
MongoDB, Inc. 144A cv. sr. unsec. notes 0.75%, 6/15/24	725,000	1,543,596
Nuance Communications, Inc. cv. sr. unsec. notes 1.25%, 4/1/25	5,460,000	5,403,492
Nutanix, Inc. cv. sr. unsec. notes zero %, 1/15/23	3,849,000	4,393,445
RealPage, Inc. cv. sr. unsec. notes 1.50%, 11/15/22	4,730,000	7,718,844
ServiceNow, Inc. cv. sr. unsec. unsub. notes zero %, 6/1/22	6,245,000	12,638,245
Splunk, Inc. 144A cv. sr. unsec. notes 1.125%, 9/15/25	8,736,000	10,171,591
Twilio, Inc. 144A cv. sr. unsec. notes 0.25%, 6/1/23	2,275,000	4,555,456
Vocera Communications, Inc. 144A cv. sr. unsec. notes
1.50%, 5/15/23	3,260,000	3,833,732
Western Digital Corp. 144A cv. company guaranty sr. unsec. notes
1.50%, 2/1/24	3,620,000	3,229,477
		70,538,995
Construction (0.5%)
Patrick Industries, Inc. cv. sr. unsec. notes 1.00%, 2/1/23	4,016,000	3,672,632
		3,672,632

Convertible Securities Fund 19

	Principal
CONVERTIBLE BONDS AND NOTES (75.1%)* cont.	amount	Value
Consumer services (2.7%)
Etsy, Inc. cv. sr. unsec. notes zero %, 3/1/23	$1,935,000	$3,764,784
IAC FinanceCo, Inc. 144A cv. company guaranty sr. unsec. notes
0.875%, 10/1/22	4,184,000	6,498,275
Liberty Expedia Holdings, Inc. cv. sr. unsec. unsub. bonds
1.00%, 6/30/47	4,156,000	4,155,236
Wayfair, Inc. cv. sr. unsec. sub. notes 0.375%, 9/1/22	3,297,000	5,425,626
		19,843,921
Electrical equipment (1.8%)
Fortive Corp. 144A cv. company guaranty sr. unsec. notes
0.875%, 2/15/22	7,807,000	8,236,578
II-VI, Inc. cv. sr. unsec. notes 0.25%, 9/1/22	4,702,000	5,134,965
		13,371,543
Electronics (7.8%)
GT Advanced Technologies, Inc. cv. sr. unsec. sub. notes
3.00%, 12/15/20 F	2,944,000	294
Inphi Corp. cv. sr. unsec. notes 0.75%, 9/1/21	5,010,000	5,310,600
Intel Corp. cv. jr. unsec. sub. notes 3.25%, 8/1/39	2,570,000	6,417,984
Microchip Technology, Inc. cv. sr. unsec. sub. notes
1.625%, 2/15/27	20,862,000	27,065,542
ON Semiconductor Corp. cv. company guaranty sr. unsec. unsub.
notes 1.625%, 10/15/23	7,998,000	10,522,089
OSI Systems, Inc. cv. sr. unsec. unsub. notes 1.25%, 9/1/22	4,180,000	4,329,865
TTM Technologies, Inc. cv. sr. unsec. notes 1.75%, 12/15/20	2,020,000	2,894,433
		56,540,807
Entertainment (1.3%)
Live Nation Entertainment, Inc. cv. sr. unsec. notes 2.50%, 3/15/23	8,285,000	9,739,518
		9,739,518
Gaming and lottery (0.7%)
Caesars Entertainment Corp. cv. sr. unsec. notes 5.00%, 10/1/24	3,591,570	5,315,776
		5,315,776
Health-care services (1.9%)
Sarepta Therapeutics, Inc. cv. sr. unsec. notes 1.50%, 11/15/24	1,120,000	1,999,200
Tabula Rasa HealthCare, Inc. 144A cv. sr. unsec. sub. notes
1.75%, 2/15/26	3,410,000	3,545,267
Teladoc, Inc. 144A cv. sr. unsec. notes 1.375%, 5/15/25	6,515,000	8,605,652
		14,150,119
Investment banking/Brokerage (1.1%)
JPMorgan Chase Financial Co., LLC cv. company guaranty sr.
unsec. notes 0.25%, 5/1/23	8,160,000	8,179,584
		8,179,584
Media (1.2%)
Liberty Interactive, LLC 144A cv. sr. unsec. bonds 1.75%, 9/30/46	7,150,000	8,581,581
		8,581,581
Medical technology (2.7%)
China Medical Technologies, Inc. cv. sr. unsec. bonds Ser. CMT,
4.00%, 8/15/19, (China) (In default) † F	3,213,000	205,632
China Medical Technologies, Inc. 144A cv. sr. unsec. notes 6.25%,
12/17/19, (China) (In default) † F	3,544,000	198,464
CONMED Corp. 144A cv. sr. unsec. notes 2.625%, 2/1/24	5,421,000	5,930,771

20 Convertible Securities Fund

	Principal
CONVERTIBLE BONDS AND NOTES (75.1%)* cont.	amount	Value
Medical technology cont.
Insulet Corp. 144A cv. sr. unsec. notes 1.375%, 11/15/24	$6,130,000	$6,984,773
Wright Medical Group, Inc. 144A cv. company guaranty sr. unsec.
notes 1.625%, 6/15/23	5,770,000	6,267,086
		19,586,726
Oil and gas (2.4%)
Cheniere Energy, Inc. cv. sr. unsec. unsub. notes 4.25%, 3/15/45	4,592,000	3,627,680
Chesapeake Energy Corp. cv. company guaranty sr. unsec. notes
5.50%, 9/15/26	9,766,000	8,856,137
Oasis Petroleum, Inc. cv. sr. unsec. notes 2.625%, 9/15/23	5,079,000	4,856,200
		17,340,017
Pharmaceuticals (3.3%)
Clovis Oncology, Inc. cv. sr. unsec. notes 1.25%, 5/1/25	3,615,000	2,601,512
DexCom, Inc. 144A cv. sr. unsec. notes 0.75%, 12/1/23	8,093,000	8,426,844
Jazz Investments I, Ltd. cv. company guaranty sr. unsec. sub. notes
1.50%, 8/15/24, (Ireland)	8,780,000	8,341,000
Supernus Pharmaceuticals, Inc. cv. sr. unsec. notes 0.625%, 4/1/23	4,751,000	4,790,091
		24,159,447
Power producers (1.4%)
NRG Energy, Inc. 144A cv. company guaranty sr. unsec. bonds
2.75%, 6/1/48	9,165,000	10,314,874
		10,314,874
Real estate (1.9%)
Blackstone Mortgage Trust, Inc. cv. sr. unsec. notes
4.75%, 3/15/23 R	5,363,000	5,463,556
IH Merger Sub, LLC cv. company guaranty sr. unsec. notes
3.50%, 1/15/22 R	6,927,000	8,035,044
		13,498,600
Retail (0.9%)
Guess?, Inc. 144A cv. sr. unsec. notes 2.00%, 4/15/24	3,036,000	3,152,552
RH 144A cv. sr. unsec. unsub. notes zero %, 6/15/23	3,620,000	3,141,301
		6,293,853
Schools (0.8%)
Chegg, Inc. 144A cv. sr. unsec. notes 0.125%, 3/15/25	6,179,000	5,908,669
		5,908,669
Shipping (0.8%)
Air Transport Services Group, Inc. cv. sr. unsec. notes
1.125%, 10/15/24	5,693,000	5,675,209
		5,675,209
Software (8.7%)
Alteryx, Inc. 144A cv. sr. unsec. notes 0.50%, 6/1/23	2,850,000	5,964,615
Coupa Software, Inc. 144A cv. sr. unsec. notes 0.375%, 1/15/23	2,758,000	6,485,998
Everbridge, Inc. cv. sr. unsec. unsub. notes 1.50%, 11/1/22	2,853,000	6,344,907
New Relic, Inc. 144A cv. sr. unsec. notes 0.50%, 5/1/23	4,565,000	5,323,170
Nice Systems, Inc. cv. company guaranty sr. unsec. notes
1.25%, 1/15/24	2,483,000	4,228,048
Okta, Inc. cv. sr. unsec. notes 0.25%, 2/15/23	4,233,000	9,366,836
Pluralsight, Inc. 144A cv. sr. unsec. notes 0.375%, 3/1/24	6,993,000	7,970,510
Red Hat, Inc. cv. sr. unsec. unsub. bonds 0.25%, 10/1/19	860,000	2,130,939
Workday, Inc. cv. sr. unsec. notes 0.25%, 10/1/22	7,286,000	10,814,106
Zendesk, Inc. cv. sr. unsec. notes 0.25%, 3/15/23	3,150,000	4,737,632
		63,366,761

Convertible Securities Fund 21

	Principal
CONVERTIBLE BONDS AND NOTES (75.1%)* cont.	amount	Value
Technology services (6.7%)
Carbonite, Inc. cv. sr. unsec. unsub. notes 2.50%, 4/1/22	$3,565,000	$4,148,947
DocuSign, Inc. 144A cv. sr. unsec. notes 0.50%, 9/15/23	8,544,000	9,200,905
iQIYI, Inc. 144A cv. sr. unsec. notes 2.00%, 4/1/25, (China)	4,149,000	4,206,962
J2 Global, Inc. cv. sr. unsec. notes 3.25%, 6/15/29	3,175,000	4,308,078
Palo Alto Networks, Inc. 144A cv. sr. unsec. notes 0.75%, 7/1/23	10,865,000	12,315,040
Twitter, Inc. cv. sr. unsec. unsub. bonds 1.00%, 9/15/21	7,780,000	7,508,752
Wix.com, Ltd. 144A cv. sr. unsec. notes zero %, 7/1/23, (Israel)	6,348,000	7,465,647
		49,154,331
Telecommunications (1.6%)
8x8, Inc. 144A cv. sr. unsec. notes 0.50%, 2/1/24	5,258,000	5,906,311
Powerwave Technologies, Inc. cv. unsec. sub. notes 3.875%,
10/1/27, (In default) † F	5,121,000	512
RingCentral, Inc. cv. sr. unsec. notes zero %, 3/15/23	3,918,000	5,917,320
		11,824,143
Telephone (0.3%)
GCI Liberty, Inc. 144A cv. sr. unsec. bonds 1.75%, 9/30/46	2,060,000	2,317,951
		2,317,951
Trucks and parts (0.3%)
Horizon Global Corp. cv. sr. unsec. unsub. notes 2.75%, 7/1/22	4,018,000	2,445,432
		2,445,432
Total convertible bonds and notes (cost $499,930,415)		$547,706,455

CONVERTIBLE PREFERRED STOCKS (18.8%)*	Shares	Value
Banking (3.3%)
Bank of America Corp. Ser. L, 7.25% cv. pfd. S	12,610	$16,660,710
Wells Fargo & Co. Ser. L, 7.50% cv. pfd.	5,588	7,339,172
		23,999,882
Chemicals (1.3%)
International Flavors & Fragrances, Inc. $3.00 cv. pfd.	176,480	9,224,828
		9,224,828
Conglomerates (2.1%)
Danaher Corp. 4.75% cv. pfd.	14,378	15,125,656
		15,125,656
Electric utilities (4.4%)
American Electric Power Co., Inc. $3.06 cv. pfd.	139,093	7,230,054
DTE Energy Co. $3.25 cv. pfd.	64,900	3,611,014
NextEra Energy, Inc. $3.06 cv. pfd.	141,415	8,808,637
Sempra Energy Ser. A, $6.00 cv. pfd.	115,655	12,361,206
		32,010,911
Electrical equipment (1.2%)
Fortive Corp. Ser. A, 5.00% cv. pfd.	8,125	8,760,781
		8,760,781
Financial (0.7%)
AMG Capital Trust II $2.575 cv. pfd.	102,985	5,152,868
		5,152,868
Manufacturing (0.5%)
Rexnord Corp. Ser. A, $2.88 cv. pfd.	63,703	3,738,823
		3,738,823

22 Convertible Securities Fund

CONVERTIBLE PREFERRED STOCKS (18.8%)* cont.	Shares	Value
Medical technology (1.9%)
Becton Dickinson and Co. Ser. A, $3.063 cv. pfd.	237,795	$14,153,558
		14,153,558
Real estate (1.5%)
Alexandria Real Estate Equities, Inc. Ser. D, $1.75 cv. pfd.	145,767	5,535,318
QTS Realty Trust, Inc. Ser. B, $6.50 cv. pfd.	47,109	5,195,181
		10,730,499
Regional Bells (—%)
Cincinnati Bell, Inc. Ser. B, $3.378 cum. cv. pfd.	190	7,429
		7,429
Technology services (0.4%)
Mandatory Exchangeable Trust Securities 144A $5.75 cv. pfd.	15,279	3,164,434
		3,164,434
Telecommunications (1.5%)
Crown Castle International Corp. Ser. A, 6.875% cv. pfd.	9,728	11,207,739
		11,207,739
Total convertible preferred stocks (cost $121,990,329)		$137,277,408

COMMON STOCKS (2.9%)*	Shares	Value
Bank of America Corp.	114,975	$3,515,936
Exxon Mobil Corp.	27,945	2,243,425
GT Advanced Technologies, Inc. F	552	29,675
Hess Corp.	51,039	3,272,621
Lam Research Corp.	12,085	2,506,792
Stanley Black & Decker, Inc.	38,260	5,608,916
T-Mobile US, Inc. †	29,411	2,146,709
World Wrestling Entertainment, Inc. Class A S	20,815	1,745,337
Total common stocks (cost $17,660,627)		$21,069,411

	Principal
CORPORATE BONDS AND NOTES (0.3%)*	amount	Value
Talos Production, LLC/Talos Production Finance, Inc. company guaranty notes 11.00%, 4/3/22 (acquired various dates from
5/8/18 to 6/6/18, cost $1,870,030) ∆∆	$1,788,508	$1,898,054
Total corporate bonds and notes (cost $1,859,565)		$1,898,054

SHORT-TERM INVESTMENTS (4.1%)*	Shares	Value
Putnam Short Term Investment Fund 2.60% L	17,933,139	$17,933,139
Putnam Cash Collateral Pool, LLC 2.72% [d]	11,866,975	11,866,975
Total short-term investments (cost $29,800,114)		$29,800,114

TOTAL INVESTMENTS
Total investments (cost $671,241,050)		$737,751,442

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2018 through April 30, 2019 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

Convertible Securities Fund 23

* Percentages indicated are based on net assets of $729,571,369.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $1,898,054, or 0.3% of net assets.

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$2,146,709	$ —	$ —
Consumer cyclicals	7,354,253	—	—
Energy	5,516,046	—	—
Financials	3,515,936	—	—
Technology	2,506,792	—	29,675
Total common stocks	21,039,736	—	29,675

Convertible bonds and notes	—	547,301,553	404,902
Convertible preferred stocks	7,230,054	130,047,354	—
Corporate bonds and notes	—	1,898,054	—
Short-term investments	17,933,139	11,866,975	—
Totals by level	$46,202,929	$691,113,936	$434,577

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

24 Convertible Securities Fund

Statement of assets and liabilities 4/30/19 (Unaudited)

ASSETS
Investment in securities, at value, including $11,609,343 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $641,440,936)	$707,951,328
Affiliated issuers (identified cost $29,800,114) (Notes 1 and 5)	29,800,114
Dividends, interest and other receivables	2,048,929
Receivable for shares of the fund sold	400,630
Receivable for investments sold	2,781,166
Prepaid assets	66,571
Total assets	743,048,738

LIABILITIES
Payable for shares of the fund repurchased	640,502
Payable for compensation of Manager (Note 2)	368,342
Payable for custodian fees (Note 2)	11,629
Payable for investor servicing fees (Note 2)	147,130
Payable for Trustee compensation and expenses (Note 2)	224,360
Payable for administrative services (Note 2)	2,621
Payable for distribution fees (Note 2)	116,020
Collateral on securities loaned, at value (Note 1)	11,866,975
Other accrued expenses	99,790
Total liabilities	13,477,369

Net assets	$729,571,369

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$647,096,629
Total distributable earnings (Note 1)	82,474,740
Total — Representing net assets applicable to capital shares outstanding	$729,571,369

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($395,506,613 divided by 15,904,953 shares)	$24.87
Offering price per class A share (100/94.25 of $24.87)*	$26.39
Net asset value and offering price per class B share ($5,172,807 divided by 212,948 shares)**	$24.29
Net asset value and offering price per class C share ($33,922,420 divided by 1,382,540 shares)**	$24.54
Net asset value and offering price per class I share ($12,889 divided by 518 shares)	$24.88
Net asset value and redemption price per class M share ($3,317,414 divided by 135,071 shares)	$24.56
Offering price per class M share (100/96.50 of $24.56)*	$25.45
Net asset value, offering price and redemption price per class R share
($3,811,859 divided by 154,089 shares)	$24.74
Net asset value, offering price and redemption price per class R6 share
($8,693,170 divided by 349,672 shares)	$24.86
Net asset value, offering price and redemption price per class Y share
($279,134,197 divided by 11,232,921 shares)	$24.85

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Convertible Securities Fund 25

Statement of operations Six months ended 4/30/19 (Unaudited)

INVESTMENT INCOME
Interest (including interest income of $386,844 from investments in affiliated issuers) (Note 5)	$4,091,583
Dividends	3,548,167
Securities lending (net of expenses) (Notes 1 and 5)	30,032
Total investment income	7,669,782

EXPENSES
Compensation of Manager (Note 2)	2,134,625
Investor servicing fees (Note 2)	441,935
Custodian fees (Note 2)	8,056
Trustee compensation and expenses (Note 2)	15,832
Distribution fees (Note 2)	677,660
Administrative services (Note 2)	12,517
Other	158,375
Total expenses	3,449,000
Expense reduction (Note 2)	(5,843)
Net expenses	3,443,157

Net investment income	4,226,625

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	15,598,568
Total net realized gain	15,598,568
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	54,265,840
Total change in net unrealized appreciation	54,265,840

Net gain on investments	69,864,408

Net increase in net assets resulting from operations	$74,091,033

The accompanying notes are an integral part of these financial statements.

26 Convertible Securities Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 4/30/19*	Year ended 10/31/18
Operations
Net investment income	$4,226,625	$9,116,630
Net realized gain on investments	15,598,568	73,236,188
Change in net unrealized appreciation (depreciation)
of investments	54,265,840	(80,549,148)
Net increase in net assets resulting from operations	74,091,033	1,803,670
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(3,654,777)	(7,253,032)
Class B	(33,155)	(81,653)
Class C	(201,706)	(431,060)
Class I	(139)	(260)
Class M	(23,065)	(45,978)
Class R	(30,973)	(65,455)
Class R6	(88,865)	(77,241)
Class Y	(2,924,020)	(5,590,378)
Net realized short-term gain on investments
Class A	(1,305,698)	—
Class B	(22,105)	—
Class C	(118,491)	—
Class I	(41)	—
Class M	(10,962)	—
Class R	(12,841)	—
Class R6	(25,954)	—
Class Y	(931,834)	—
From net realized long-term gain on investments
Class A	(35,427,976)	(8,069,942)
Class B	(599,783)	(163,298)
Class C	(3,215,065)	(849,537)
Class I	(1,118)	(231)
Class M	(297,431)	(69,658)
Class R	(348,422)	(86,617)
Class R6	(704,229)	—
Class Y	(25,283,753)	(5,038,595)
Increase from capital share transactions (Note 4)	36,137,181	3,254,117
Total increase (decrease) in net assets	34,965,811	(22,765,148)

NET ASSETS
Beginning of period	694,605,558	717,370,706
End of period	$729,571,369	$694,605,558

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Convertible Securities Fund 27

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from		From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	From net	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	investment income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)
Class A
April 30, 2019**	$25.23	.14	2.27	2.41	(.24)	(2.53)	(2.77)	$24.87	11.35*	$395,507	.52*	.58*	27*
October 31, 2018	26.19	.32	(.27)	.05	(.48)	(.53)	(1.01)	25.23	.13	371,067	1.05	1.22	68
October 31, 2017	22.55	.35	3.77	4.12	(.48)	—	(.48)	26.19	18.44	410,595	1.07	1.43	56
October 31, 2016	23.37	.35	.17	.52	(.49)	(.85)	(1.34)	22.55	2.49	404,101	1.09[d]	1.59[d]	49
October 31, 2015	25.60	.26	(.93)	(.67)	(.52)	(1.04)	(1.56)	23.37	(2.86)	517,495	1.06	1.04	67
October 31, 2014	23.57	.18	2.42	2.60	(.57)	—	(.57)	25.60	11.10	578,716	1.06	.72	63
Class B
April 30, 2019**	$24.70	.05	2.21	2.26	(.14)	(2.53)	(2.67)	$24.29	10.92*	$5,173	.90*	.21*	27*
October 31, 2018	25.66	.12	(.27)	(.15)	(.28)	(.53)	(.81)	24.70	(.63)	6,418	1.80	.47	68
October 31, 2017	22.10	.16	3.70	3.86	(.30)	—	(.30)	25.66	17.56	8,201	1.82	.68	56
October 31, 2016	22.93	.18	.15	.33	(.31)	(.85)	(1.16)	22.10	1.72	9,018	1.84[d]	.84[d]	49
October 31, 2015	25.13	.07	(.90)	(.83)	(.33)	(1.04)	(1.37)	22.93	(3.55)	11,374	1.81	.29	67
October 31, 2014	23.15	(.01)	2.38	2.37	(.39)	—	(.39)	25.13	10.27	13,228	1.81	(.04)	63
Class C
April 30, 2019**	$24.93	.05	2.24	2.29	(.15)	(2.53)	(2.68)	$24.54	10.93*	$33,922	.90*	.21*	27*
October 31, 2018	25.88	.12	(.26)	(.14)	(.28)	(.53)	(.81)	24.93	(.59)	34,353	1.80	.47	68
October 31, 2017	22.29	.16	3.72	3.88	(.29)	—	(.29)	25.88	17.52	42,892	1.82	.68	56
October 31, 2016	23.11	.18	.16	.34	(.31)	(.85)	(1.16)	22.29	1.72	50,827	1.84[d]	.84[d]	49
October 31, 2015	25.32	.07	(.91)	(.84)	(.33)	(1.04)	(1.37)	23.11	(3.54)	72,536	1.81	.30	67
October 31, 2014	23.33	(.01)	2.39	2.38	(.39)	—	(.39)	25.32	10.27	73,451	1.81	(.06)	63
Class I
April 30, 2019**	$25.24	.19	2.27	2.46	(.29)	(2.53)	(2.82)	$24.88	11.56*	$13	.34*	.76*	27*
October 31, 2018	26.20	.42	(.27)	.15	(.58)	(.53)	(1.11)	25.24	.51	12.68		1.58	68
October 31, 2017	22.55	.45	3.77	4.22	(.57)	—	(.57)	26.20	18.93	11.69		1.80	56
October 31, 2016	23.38	.43	.15	.58	(.56)	(.85)	(1.41)	22.55	2.87	10	.69[d]	1.95[d]	49
October 31, 2015‡	25.33	.25	(1.77)	(1.52)	(.43)	—	(.43)	23.38	(6.05)*	9	.45*	.98 *	67
Class M
April 30, 2019**	$24.95	.08	2.24	2.32	(.18)	(2.53)	(2.71)	$24.56	11.06*	$3,317	.77*	.33*	27*
October 31, 2018	25.91	.19	(.27)	(.08)	(.35)	(.53)	(.88)	24.95	(.38)	3,309	1.55	.71	68
October 31, 2017	22.31	.22	3.74	3.96	(.36)	—	(.36)	25.91	17.88	3,660	1.57	.93	56
October 31, 2016	23.14	.23	.16	.39	(.37)	(.85)	(1.22)	22.31	1.95	3,590	1.59[d]	1.07[d]	49
October 31, 2015	25.35	.13	(.91)	(.78)	(.39)	(1.04)	(1.43)	23.14	(3.32)	3,951	1.56	.54	67
October 31, 2014	23.35	.05	2.40	2.45	(.45)	—	(.45)	25.35	10.54	4,583	1.56	.21	63

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

28 Convertible Securities Fund	Convertible Securities Fund 29

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from		From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	From net	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	investment income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)
Class R
April 30, 2019**	$25.11	.11	2.26	2.37	(.21)	(2.53)	(2.74)	$24.74	11.22*	$3,812	.65*	.46*	27*
October 31, 2018	26.07	.25	(.27)	(.02)	(.41)	(.53)	(.94)	25.11	(.13)	3,712	1.30	.96	68
October 31, 2017	22.45	.29	3.75	4.04	(.42)	—	(.42)	26.07	18.15	4,940	1.32	1.18	56
October 31, 2016	23.28	.29	.16	.45	(.43)	(.85)	(1.28)	22.45	2.21	4,898	1.34[d]	1.32[d]	49
October 31, 2015	25.50	.20	(.93)	(.73)	(.45)	(1.04)	(1.49)	23.28	(3.09)	4,972	1.31	.79	67
October 31, 2014	23.48	.12	2.41	2.53	(.51)	—	(.51)	25.50	10.83	6,569	1.31	.46	63
Class R6
April 30, 2019**	$25.23	.18	2.26	2.44	(.28)	(2.53)	(2.81)	$24.86	11.50*	$8,693	.36*	.74*	27*
October 31, 2018†	26.54	.19	(1.23)	(1.04)	(.27)	—	(.27)	25.23	(3.96)*	7,372	.32*	.71*	68
Class Y
April 30, 2019**	$25.22	.17	2.26	2.43	(.27)	(2.53)	(2.80)	$24.85	11.46*	$279,134	.40*	.71*	27*
October 31, 2018	26.18	.39	(.27)	.12	(.55)	(.53)	(1.08)	25.22	.39	268,362.80		1.47	68
October 31, 2017	22.54	.41	3.77	4.18	(.54)	—	(.54)	26.18	18.76	247,071.82		1.67	56
October 31, 2016	23.37	.40	.17	.57	(.55)	(.85)	(1.40)	22.54	2.71	189,190	.84[d]	1.84[d]	49
October 31, 2015	25.59	.32	(.92)	(.60)	(.58)	(1.04)	(1.62)	23.37	(2.57)	260,676.81		1.30	67
October 31, 2014	23.56	.24	2.42	2.66	(.63)	—	(.63)	25.59	11.38	273,693.81		.95	63

* Not annualized.

** Unaudited.

† For the period May 22, 2018 (commencement of operations) to October 31, 2018.

‡ For the period March 3, 2015 (commencement of operations) to October 31, 2015.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

The accompanying notes are an integral part of these financial statements.

30 Convertible Securities Fund	Convertible Securities Fund 31

Notes to financial statements 4/30/19 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2018 through April 30, 2019.

Putnam Convertible Securities Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The objective of the fund is to seek, with equal emphasis, current income and capital appreciation. The fund’s secondary objective is conservation of capital. The fund invests mainly in convertible securities of U.S. companies. Under normal circumstances, the fund invests at least 80% of the fund’s net assets in convertible securities. This policy may be changed only after 60 days’ notice to shareholders. Convertible securities combine the investment characteristics of bonds and common stocks. Convertible securities include bonds, preferred stocks and other instruments that can be converted into or exchanged for common stock or equivalent value. A significant portion of the convertible securities the fund buys are below-investment-grade (sometimes referred to as “junk bonds”). The convertible bonds the fund buys usually have intermediate-to long-term stated maturities (i.e. three years or longer), but often contain “put” features, which allow bondholders to sell the bond back to the company under specified circumstances, that result in shorter effective maturities. When deciding whether to buy or sell investments, Putnam Management may consider, among other factors: (i) a security’s structural features, such as its position in a company’s capital structure and “put” and “call” features (a company’s right to repurchase the security under specified circumstances is a “call” feature); (ii) credit and prepayment risks; and (iii) with respect to a company’s common stock underlying a convertible security, the stock’s valuation and the company’s financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends.

The fund offers class A, class B, class C, class I, class M, class R, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class I, class M, class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class I, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee, and in the case of class I and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class I, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

32 Convertible Securities Fund

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Convertible Securities Fund 33

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $11,866,975 and the value of securities loaned amounted to $11,609,343.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

34 Convertible Securities Fund

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $676,936,737, resulting in gross unrealized appreciation and depreciation of $87,082,253 and $26,267,548, respectively, or net unrealized appreciation of $60,814,705.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.780%	of the first $5 billion,	0.580%	of the next $50 billion,
0.730%	of the next $5 billion,	0.560%	of the next $50 billion,
0.680%	of the next $10 billion,	0.550%	of the next $100 billion and
0.630%	of the next $10 billion,	0.545%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.308% of the fund’s average net assets.

Putnam Management has contractually agreed, through February 28, 2020, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class I shares paid a monthly fee based on the average net assets of class I shares at an annual rate of 0.01%.

Convertible Securities Fund 35

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$240,451	Class R	2,337
Class B	3,669	Class R6	1,925
Class C	21,308	Class Y	170,199
Class I	1	Total	$441,935
Class M	2,045

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $5,843 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $508, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$464,230
Class B	1.00%	1.00%	28,254
Class C	1.00%	1.00%	164,321
Class M	1.00%	0.75%	11,829
Class R	1.00%	0.50%	9,026
Total			$677,660

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $16,386 and $387 from the sale of class A and class M shares, respectively, and received $720 and $17 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

36 Convertible Securities Fund

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$186,415,318	$183,096,537
U.S. government securities (Long-term)	—	—
Total	$186,415,318	$183,096,537

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 4/30/19		YEAR ENDED 10/31/18
Class A	Shares	Amount	Shares	Amount
Shares sold	623,349	$14,684,531	1,107,085	$29,055,034
Shares issued in connection with
reinvestment of distributions	1,779,060	38,241,565	557,275	14,372,423
	2,402,409	52,926,096	1,664,360	43,427,457
Shares repurchased	(1,205,387)	(28,415,779)	(2,634,538)	(69,095,796)
Net increase (decrease)	1,197,022	$24,510,317	(970,178)	$(25,668,339)

	SIX MONTHS ENDED 4/30/19		YEAR ENDED 10/31/18
Class B	Shares	Amount	Shares	Amount
Shares sold	4,987	$112,365	12,220	$310,831
Shares issued in connection with
reinvestment of distributions	26,801	561,532	7,161	180,479
	31,788	673,897	19,381	491,310
Shares repurchased	(78,705)	(1,824,554)	(79,195)	(2,037,609)
Net decrease	(46,917)	$(1,150,657)	(59,814)	$(1,546,299)

	SIX MONTHS ENDED 4/30/19		YEAR ENDED 10/31/18
Class C	Shares	Amount	Shares	Amount
Shares sold	128,491	$2,931,013	287,033	$7,465,217
Shares issued in connection with
reinvestment of distributions	138,630	2,937,163	40,276	1,024,087
	267,121	5,868,176	327,309	8,489,304
Shares repurchased	(262,785)	(6,119,623)	(606,183)	(15,652,602)
Net increase (decrease)	4,336	$(251,447)	(278,874)	$(7,163,298)

Convertible Securities Fund 37

	SIX MONTHS ENDED 4/30/19		YEAR ENDED 10/31/18
Class I	Shares	Amount	Shares	Amount
Shares sold	—	$—	—	$—
Shares issued in connection with
reinvestment of distributions	60	1,298	19	490
	60	1,298	19	490
Shares repurchased	—	—	—	—
Net increase	60	$1,298	19	$490

	SIX MONTHS ENDED 4/30/19		YEAR ENDED 10/31/18
Class M	Shares	Amount	Shares	Amount
Shares sold	8,800	$204,286	10,708	$277,570
Shares issued in connection with
reinvestment of distributions	15,447	327,814	4,465	113,773
	24,247	532,100	15,173	391,343
Shares repurchased	(21,830)	(527,894)	(23,801)	(617,820)
Net increase (decrease)	2,417	$4,206	(8,628)	$(226,477)

	SIX MONTHS ENDED 4/30/19		YEAR ENDED 10/31/18
Class R	Shares	Amount	Shares	Amount
Shares sold	15,245	$354,815	34,212	$893,117
Shares issued in connection with
reinvestment of distributions	16,934	361,949	5,274	135,360
	32,179	716,764	39,486	1,028,477
Shares repurchased	(25,934)	(608,007)	(81,120)	(2,104,015)
Net increase (decrease)	6,245	$108,757	(41,634)	$(1,075,538)

			FOR THE PERIOD 5/22/18
			(COMMENCEMENT OF OPERATIONS) TO
	SIX MONTHS ENDED 4/30/19		10/31/18
Class R6	Shares	Amount	Shares	Amount
Shares sold	48,658	$1,165,018	330,028	$8,878,093
Shares issued in connection with
reinvestment of distributions	38,074	819,048	2,922	77,241
	86,732	1,984,066	332,950	8,955,334
Shares repurchased	(29,314)	(701,623)	(40,696)	(1,035,314)
Net increase	57,418	$1,282,443	292,254	$7,920,020

	SIX MONTHS ENDED 4/30/19		YEAR ENDED 10/31/18
Class Y	Shares	Amount	Shares	Amount
Shares sold	1,902,617	$44,501,126	3,620,670	$94,793,141
Shares issued in connection with
reinvestment of distributions	1,131,530	24,308,509	324,463	8,371,937
	3,034,147	68,809,635	3,945,133	103,165,078
Shares repurchased	(2,444,094)	(57,177,371)	(2,740,559)	(72,151,520)
Net increase	590,053	$11,632,264	1,204,574	$31,013,558

38 Convertible Securities Fund

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value
Class I	518	100%	$12,889

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 10/31/18	cost	proceeds	income	of 4/30/19
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$13,768,880	$82,661,678	$84,563,583	$180,209	$11,866,975
Putnam Short Term
Investment Fund**	49,444,063	108,486,281	139,997,205	386,844	17,933,139
Total Short-term
investments	$63,212,943	$191,147,959	$224,560,788	$567,053	$29,800,114

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Warrants (number of warrants)	800

As of the close of the reporting period, the fund did not hold any derivative instruments.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as
hedging instruments under ASC 815	Warrants	Total
Equity contracts	$(37,216)	$(37,216)
Total	$(37,216)	$(37,216)

Convertible Securities Fund 39

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as
hedging instruments under ASC 815	Warrants	Total
Equity contracts	$91,918	$91,918
Total	$91,918	$91,918

Note 8: New accounting pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017–08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310–20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

40 Convertible Securities Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Janet C. Smith
	Katinka Domotorffy	Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Financial Officer,
Putnam Investments Limited	Paul L. Joskow	Principal Accounting Officer,
16 St James’s Street	Robert E. Patterson	and Assistant Treasurer
London, England SW1A 1ER	George Putnam, III
	Robert L. Reynolds	Susan G. Malloy
Marketing Services	Manoj P. Singh	Vice President and
Putnam Retail Management		Assistant Treasurer
100 Federal Street	Officers
Boston, MA 02110	Robert L. Reynolds	Mark C. Trenchard
	President	Vice President and
Custodian		BSA Compliance Officer
State Street Bank	Jonathan S. Horwitz
and Trust Company	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
Legal Counsel	and Compliance Liaison	Proxy Voting and Corporate
Ropes & Gray LLP		Governance, Assistant Clerk,
	Robert T. Burns	and Assistant Treasurer
Vice President and
	Chief Legal Officer	Denere P. Poulack
Assistant Vice President, Assistant
	James F. Clark	Clerk, and Assistant Treasurer
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam Convertible Securities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
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PERMIT NO. 600

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SA019 316787 6/19

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Convertible Securities Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 26, 2019

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: June 26, 2019